U.S. Securities and Exchange Commission

Washington, D.C.

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

SFSB, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SFSB, INC.

1614 Churchville Road

Bel Air, Maryland 21015

(443) 265-5570

April 18, 2005

Dear Stockholder:

We cordially invite you to attend the first Annual Meeting of Stockholders of SFSB, Inc. The Annual Meeting will be held at the Slavie Federal Savings Bank Community Room located at 1614 Churchville Road, Bel Air, Maryland 21015, at 4:30 p.m., local time, on May 19, 2005.

The enclosed Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted. Our directors and officers will be present at the Annual Meeting to respond to any questions that stockholders may have.

The Annual Meeting is being held so that stockholders may vote upon the election of directors, the ratification of the appointment of Beard Miller Company LLP as independent auditors of the Company and any other business that properly comes before the Annual Meeting.

The Board of Directors of the Company has determined that approval of each of the matters to be considered at the Annual Meeting is in the best interests of the Company and its stockholders. The Board of Directors unanimously recommends a vote “FOR” each matter to be considered.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Annual Meeting. Your vote is important, regardless of the number of shares that you own.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Philip E. Logan
Philip E. Logan
President, Chief Executive Officer and Chairman of the Board

SFSB, INC.

1614 Churchville Road

Bel Air, Maryland 21015

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 19, 2005, AT 4:30 P.M.

The Annual Meeting of Stockholders of SFSB, Inc., a federally chartered mid-tier stock holding company, will be held on May 19, 2005, at 4:30 p.m., local time, at the Slavie Federal Savings Bank Community Room located at 1614 Churchville Road, Bel Air, Maryland 21015 for the following purposes:

1.	To elect two directors to serve for a three-year term ending at the Annual Meeting of Stockholders to be held in 2008, and until their successors are duly elected and qualified.

2.	To ratify the appointment of Beard Miller Company LLP as independent public accountants to audit the financial statements of SFSB, Inc. for 2005.

3.	To act upon any other matter that may properly come before the meeting or any adjournment or postponement thereof.

Only stockholders of record at the close of business on April 8, 2005 will be entitled to notice of and to vote at the meeting or any adjournment or postponement thereof.

Accompanying this notice is a proxy statement and proxy form. Whether or not you plan to attend the meeting, please indicate your choices on the matters to be voted upon, date and sign the enclosed proxy and return it in the enclosed postage-paid return envelope. You may revoke your proxy at any time prior to or at the meeting by written notice to SFSB, Inc., by executing a proxy bearing a later date, or by attending the meeting and voting in person.

You are cordially invited to attend the meeting in person.

By Order of the Board of Directors,

/s/ Charlie E. Wagner, Jr.
Charles E. Wagner, Jr.,
Secretary

Bel Air, Maryland

April 18, 2005

SFSB, INC.

1614 Churchville Road

Bel Air, Maryland 21015

PROXY STATEMENT

Annual Meeting of Stockholders to be held on

May 19, 2005 at 4:30 P.M.

INTRODUCTION

This Proxy Statement is furnished on or about April 18, 2005 to stockholders of SFSB, Inc. in connection with the solicitation of proxies by SFSB, Inc.’s Board of Directors to be used at the annual meeting of stockholders described in the accompanying notice (the “Annual Meeting”) and at any adjournments or postponements thereof. The purposes of the Annual Meeting are set forth in the accompanying notice of annual meeting of stockholders.

This proxy material is being sent to SFSB, Inc.’s stockholders on or about April 18, 2005. SFSB, Inc.’s Annual Report, including financial statements for the year ended December 31, 2004, has been mailed to all stockholders with this proxy material.

SOLICITATION AND REVOCATION OF PROXIES

The enclosed proxy is solicited by the Board of Directors of SFSB, Inc. The Board of Directors selected Mr. James D. Wise and Mr. Thomas J. Drechsler or either of them, to act as proxies with full power of substitution. The proxy is revocable at any time prior to or at the Annual Meeting by written notice to SFSB, Inc., by executing a proxy bearing a later date, or by attending the Annual Meeting and voting in person. A written notice of revocation of a proxy should be sent to the Secretary, SFSB, Inc., 1614 Churchville Road, Bel Air, Maryland 21015, and will be effective if received by the Secretary prior to the Annual Meeting. The presence of a stockholder at the Annual Meeting alone will not automatically revoke such stockholder’s proxy.

In addition to solicitation by mail, officers and directors of SFSB, Inc. may solicit proxies personally or by telephone. SFSB, Inc. will not specifically compensate these persons for soliciting such proxies. SFSB, Inc. will bear the cost of soliciting proxies. These costs may include reasonable out-of-pocket expenses in forwarding proxy materials to beneficial owners. SFSB, Inc. will reimburse brokers and other persons for their reasonable expenses in forwarding proxy materials to customers who are beneficial owners of the common stock of SFSB, Inc. registered in the name of nominees.

OUTSTANDING SHARES AND VOTING RIGHTS

Stockholders of record at the close of business on April 8, 2005 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. As of the close of business on that date, there were outstanding and entitled to vote 2,975,625 shares of common stock, $0.01 par value per share, each of which is entitled to one vote.

The presence, in person or by proxy, of stockholders entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting will be necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting.

For the election of directors, which requires a plurality of the votes cast, only proxies and ballots indicating votes “FOR” a nominee or “WITHHOLD AUTHORITY” for a nominee are counted to determine the total number of votes cast, and abstentions and broker non-votes have no effect on the outcome of the election.

The affirmative vote of at least a majority of all votes cast at the Annual Meeting is sufficient for the ratification of the appointment of Beard Miller Company LLP. An abstention or broker non-vote is not included in calculating votes cast with respect to these proposals.

A broker “non-vote” is a proxy received from a broker or nominee indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power.

All proxies will be voted as directed by the stockholder on the proxy form. A proxy, if executed and not revoked, will be voted in the following manner (unless it contains instructions to the contrary, in which event it will be voted in accordance with such instructions):

FOR the nominees for directors named below.

FOR ratification of the appointment of Beard Miller Company LLP as independent public accountants for 2005.

Proxies will be voted in the discretion of the holder on such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Because Slavie Bancorp, MHC, a federally-chartered mutual holding company, owns 55% of SFSB, Inc.’s outstanding common stock, the votes cast by Slavie Bancorp, MHC will be determinative in the voting on the matters to be presented to the Annual Meeting.

IT IS ANTICIPATED THAT SLAVIE BANCORP, MHC WILL VOTE ITS SHARES OF COMMON STOCK IN FAVOR OF THE NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS LISTED HEREIN AND FOR THE RATIFICATION OF THE APPOINTMENT OF BEARD MILLER COMPANY LLP.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN SECURITYHOLDERS

The following table sets forth information with respect to the beneficial ownership of SFSB, Inc.’s common stock by each director, by its executive officers and by all of its directors and executive officers as a group, as well as information regarding each other person that we believe own in excess of 5% of the outstanding common stock. Unless otherwise noted below, we believe that each person named in the table has or will have the sole voting and sole investment power with respect to each of the securities reported as owned by such person.

Name and Address of Beneficial Owner(1)	Common Stock	Percentage of Ownership
Leonard M. Blight, Jr.(2)	3,000	0.10%
J. Benson Brown(3)	5,500	0.18
Thomas J. Drechsler(4)	5,000	0.17
Thomas M. Esposito	—	—
Philip E. Logan	5,000	0.17
Ronald W. Robinson	—	—
Robert M. Stahl, IV	—	—
Charles E. Wagner, Jr.(5)	5,000	0.17
James D. Wise	—	—
Sophie T. Wittelsberger	—	—

All directors & executive officers as a group (10 people)	23,500	0.79

Slavie Bancorp, MHC(6)	1,636,594	55.00%

Slavie Federal Savings Bank Employee Stock Ownership Plan Trust(7)	116,630	3.92%

(1)	Unless otherwise indicated, the address of each person listed in the foregoing table is the address of SFSB, Inc.

(2)	Held jointly with his spouse.

(3)	Includes 3,000 shares owned by an individual retirement account.

(4)	Held jointly with his spouse.

(5)	Held jointly with his spouse.

(6)	SFSB, Inc.’s executive officers and directors are also executive officers and directors of Slavie Bancorp, MHC.

(7)	These shares are held in a suspense account and are allocated among participants annually on the basis of compensation as the employee stock ownership plan debt is repaid. As of the record date, no shares have been allocated to ESOP participants. Messrs. Drechsler, Logan and Wise serve as trustees of the employee stock ownership plan. Unallocated shares and allocated shares for which the participants do not give voting instructions will generally be voted by the trustees.

PROPOSAL I

ELECTION OF DIRECTORS

The Board of Directors currently has seven (7) directors, divided into three classes – Class A, Class B and Class C.

As part of the reorganization into a mutual holding company structure, the directors of SFSB, Inc., were each initially placed into one of the three classes of directors, with the term of office of the three classes expiring at the 2005 annual meeting (for the Class A directors), the 2006 annual meeting (for the Class B directors) or the 2007 annual meeting (for the Class C directors). After this initial phase-in period, the directors in each class will be elected to serve for a three year term and until their respective successors are duly elected and qualified.

All of the members of SFSB, Inc.’s Board of Directors have served since the incorporation of SFSB, Inc. in December 2004.

The Board of Directors is recommending the election of Philip E. Logan and Robert M. Stahl IV as Class A directors for a term ending at the 2008 annual meeting of stockholders. Both of the nominees are now directors of SFSB, Inc. and both nominees have consented to serve as a director, if elected. The directors whose terms have not expired will continue to serve as directors until the expiration of their respective terms.

It is not contemplated that any of the nominees will become unavailable to serve, but if that should occur before the Annual Meeting, proxies that do not withhold authority to vote for the nominees listed below will be voted for another nominee, or nominees, selected by the Board of Directors.

The proxies solicited hereby, unless directed to the contrary, will be voted “For” the election as directors of both nominees named below. In order to be elected, a plurality of the shares cast at the Annual Meeting is necessary. Abstentions and broker non-votes have no effect on the outcome of the election.

Information regarding the nominees and the directors who will continue to serve unexpired terms, and certain information relating to them, follows.

Nominees for election to the Board of Directors for a three-year term expiring in 2008:

The Board of Directors recommends that stockholders vote “FOR” the election of both nominees.

Philip E. Logan, 51, is the President, Chief Executive Officer and Chairman of Slavie Federal Savings Bank. He has served in that capacity since January 2001. From 1987 to December 2000, Mr. Logan was Executive Vice President of Slavie Federal Savings Bank. Prior to 1987, Mr. Logan served Slavie Federal Savings Bank in a variety of other capacities.

Robert M. Stahl IV, 43, is a practicing attorney and a certified public accountant. Since January 2004, Mr. Stahl has been a principal of the Law Offices of Robert M. Stahl. From 1998 to 2003, Mr. Stahl was president and a principal of Robert M. Stahl & Associates, P.C.

Continuing Directors:

The directors whose terms have not expired are as follows:

Term Expiring at 2006 Annual Meeting

J. Benson Brown, 41, is a principal of JB Brown Associates, a real estate consulting firm and he has served in that capacity since April 1990. Since May 2001, Mr. Brown also has been employed by iCVn Inc., a Maryland based business involved in the development of cash/check tracing technology for combating currency/check related crimes. From May 2001 to October 2002, Mr. Brown served as the Chief Financial Officer of iCVn Inc.

James D. Wise, 45, is a principal of Ronald Blue & Co., LLC, a fee only financial and investment consulting firm, and has served in that capacity since January 2002. Prior to 2002, Mr. Wise has served in a variety of capacities at Ronald Blue & Co., LLC, including as a managing director, client manager and financial planner.

Term Expiring at 2007 Annual Meeting

Leonard M. Blight, Jr., 71, is the senior pastor of Calvary Tabernacle Church, a Christian and Missionary Alliance Church. Mr. Blight has been affiliated with the church since 1974.

Thomas J. Drechsler, 44, is a practicing attorney and, since January 2004, a principal of Kearny Drechsler, LLC, a Towson, Maryland based law firm. Prior to 2004, Mr. Drechsler was a principal in the law firm of Carson, Jones-Bateman & Drechsler, P.A. Since May 2002, Mr. Drechsler also has served as a manager of Universal Title, LLC, a title company. From January 2000 to May 2002, Mr. Drechsler was the owner of Juris Title Company.

Charles E. Wagner, Jr., 50, is the Senior Vice President, Chief Lending Officer and Secretary of Slavie Federal Savings Bank. He has served in that capacity since January 2001. From 1987 to December 2000, Mr. Wagner was a Vice President and mortgage officer for Slavie Federal Savings Bank. Prior to 1987, Mr. Wagner served Slavie Federal Savings Bank in a variety of other capacities.

BOARD MEETINGS AND COMMITTEES

SFSB, Inc.’s Board of Directors meets each month and such special meeting as circumstances may require. Because SFSB, Inc. was not formed until the end of December 2004, its board did not meet in 2004.

The Board of Directors of Slavie Federal Savings Bank meets twice each month. The Board of Directors also holds quarterly meetings, an annual meeting and on an as needed basis, special meetings. The Board of Directors of Slavie Federal Savings Bank met 32 times during 2004. Each director attended at least 75% of the total number of meetings of the Board of Directors and the Board committees of Slavie Federal Savings Bank which he was a member during 2004.

The Board of Directors of SFSB, Inc. has standing Audit, Nominating and Compensation Committees. Slavie Federal Savings Bank also has a number of standing committees, including the Asset & Liability Committee, Audit Committee, Compensation Committee, Loan/Loan Review Committee and Nominating Committee. The members of SFSB, Inc.’s and Slavie Federal Savings Bank’s Audit, Compensation and Nominating Committees are the same, and these committees typically hold joint meetings.

SFSB, Inc.’s policy requires that, in the absence of an unavoidable conflict, all directors are expected to attend the annual meeting of SFSB, Inc.’s stockholders. All members of the Board of Directors of Slavie Federal Savings Bank attended the 2004 annual meeting. SFSB, Inc. did not have an annual meeting in 2004.

Audit Committee

SFSB, Inc.’s and Slavie Federal Savings Bank’s Audit Committee members are Messrs. Blight, Stahl and Wise. The Board of Directors has determined that each of these individuals is independent, as defined under the rules and regulations of the Securities and Exchange Commission and the applicable rules and listing standards of the Nasdaq Stock Market, Inc. assuming the rules and listing standards of the Nasdaq Stock Market, Inc. were applicable to SFSB, Inc. In addition, the Board of Directors has determined that Mr. Stahl is an “audit committee financial expert” as that term is defined by the rules and regulations of the Securities and Exchange Commission, and that Mr. Stahl is “independent” as that term is defined by the rules and regulations of the Securities and Exchange Commission.

The Audit Committee of SFSB, Inc. held no meetings in 2004 and the Audit Committee of Slavie Federal Savings Bank held one meeting in 2004. The Audit Committee’s primary responsibilities are to assist the Board of Directors by monitoring (i) the integrity of SFSB, Inc.’s financial statements; (ii) the independent auditors’ qualifications and independence; (iii) the performance of SFSB, Inc.’s and its subsidiaries’ independent auditors; (iv) SFSB, Inc.’s system of internal controls; (v) SFSB, Inc.’s financial reporting and system of disclosure controls; and (vi) SFSB, Inc.’s compliance with legal and regulatory requirements.

In addition, the Audit Committee was appointed to oversee treatment of, and any necessary investigation concerning, any employee complaints or concerns regarding SFSB, Inc.’s accounting and auditing matters. Pursuant to procedures adopted by SFSB, Inc., any employee with such complaints or concerns is encouraged to report them, anonymously if they desire, to the Chair of the Audit Committee for investigation, and appropriate corrective action, by the Audit Committee.

The Audit Committee has adopted a written charter, a copy of which is included in this proxy statement as Appendix A (and which is also available in the investor relations section of Slavie Federal Savings Bank’s website at www.slavie.com).

Nominating Committee

SFSB, Inc.’s Nominating Committee members are Messrs. Blight, Brown, Drechsler, Wise and Wagner. The Board of Directors has determined that Messrs. Blight and Wise are independent, as defined under the applicable rules and listing standards of the Nasdaq Stock Market, Inc., assuming the rules and listing standards of the Nasdaq Stock Market, Inc. were applicable to SFSB, Inc. The Nominating Committee has adopted a written charter, a copy of which is included in this proxy statement as Appendix B (and which is also available in the investor relations section of Slavie Federal Savings Bank’s website at www.slavie.com). SFSB, Inc. established the Nominating Committee in February 2005. The Nominating Committee charter provides that the members of the Nominating Committee shall be those members of the Board of Directors whose terms are not subject to expire at the next annual meeting of stockholders.

The Nominating Committee determines whether the incumbent directors should stand for reelection to the Board of Directors and identifies and evaluates candidates for membership on the Board of Directors. In the case of a director nominated to fill a vacancy on the Board of Directors due to an increase in the size of the Board of Directors, the Nominating Committee recommends to the Board of Directors the class of directors in which the director-nominee should serve. The Nominating Committee also conducts appropriate inquiries into the backgrounds and qualifications of possible director candidates and reviews and makes recommendations regarding the composition and size of the Board of Directors.

The Nominating Committee also evaluates candidates for nomination to the Board of Directors who are recommended by a stockholder. Stockholders who wish to recommend individuals for consideration by the Nominating Committee to become nominees for election to the Board may do so by submitting a written recommendation to the Secretary of SFSB, Inc. at 1614 Churchville Road, Bel Air, Maryland 21015. Submissions must include sufficient biographical information concerning the recommended individual, including age, five year employment history with employer names and a description of the employer’s business, whether such individual can read and understand basic financial statements and board memberships for the Nominating Committee to consider. A written consent of the individual to stand for election if nominated and to serve if elected by the stockholders must accompany the submission. The Nominating Committee will consider recommendations received by a date not later than 120 calendar days before the date the Company’s proxy statement was released to stockholders in connection with the prior year’s annual meeting for nomination at that annual meeting. The Nominating Committee will consider nominations received beyond that date at the annual meeting subsequent to the next annual meeting.

The Nominating Committee evaluates nominees for directors recommended by security holders in the same manner in which it evaluates any nominees for directors. Minimum qualifications include high moral character, mature judgment, familiarity with SFSB, Inc.’s business and industry, independence of thought and ability to work collegially.

Compensation Committee

SFSB, Inc. and Slavie Federal Savings Bank’s Compensation Committee members are Messrs. Blight, Brown, Drechsler, Stahl and Wise - the non-employee directors of Slavie Federal Savings Bank. The Board of Directors has determined that Messrs. Blight, Stahl and Wise are independent, as defined under the applicable rules and listing standards of the Nasdaq Stock Market, Inc., assuming the rules and listing standards of the Nasdaq Stock Market, Inc. were applicable to SFSB, Inc. The Compensation Committee of SFSB, Inc. held no meetings in 2004 and the Compensation Committee of Slavie Federal Savings Bank held one meeting in 2004.

The Compensation Committee evaluates the performance of the executive management, approves performance objectives for executive management and determines executive management compensation. The Compensation Committee also reviews the current industry practices regarding compensation packages provided to executive management and the Board of Directors, including salary, bonus, stock options and other perquisites. The Compensation Committee also determines the compensation to be paid to the Board of Directors.

DIRECTOR COMPENSATION

During 2004, Slavie Federal Savings Bank paid each director, including the employee directors (Messrs. Logan and Wagner), $700 for each regular meeting and the annual meeting, $75 for each quarterly meeting and $700 for each special meeting. All directors also were eligible for an annual bonus, awarded at the discretion of the Board of Directors. Slavie Federal Savings Bank paid an annual bonus to all directors of $5,000 for the year ended December 31, 2004. In addition, each non-employee director was paid $200 for the first hour of each committee meeting attended, and $50 for each additional half-hour with a $700 maximum fee per committee meeting. Members of the loan committee also received a monthly fee of $50. Directors were paid for two excused absences from board and committee meetings. Directors were only paid for additional absences if the absence was for a medical reason.

On February 7, 2005, the Board of Directors of SFSB, Inc. and Slavie Federal Savings Bank adopted a formal Director Compensation Policy. Under the Director Compensation Policy, the directors of Slavie Federal Savings Bank, including directors who are officers of SFSB, Inc. or Slavie Federal Savings Bank are entitled to remuneration for serving as a director as follows:

Under the Director Compensation Policy, each director, including employee directors, receive $700 for each regular meeting and the annual meeting, $75 for each quarterly meeting and an amount determined by the board of directors for special meetings. All directors are also eligible for an annual bonus, which shall be awarded at the discretion of the board of directors. In addition, each non-employee director is paid $200 for the first hour of each committee meeting attended, and $50 for each additional half-hour with a $700 maximum fee per committee meeting. Members of the loan committee also receive a monthly fee of $50. Directors are paid for two excused absences from board and committee meetings. Directors are only paid for additional absences if the absence is for a medical reason.

The board of directors or the compensation committee of the board of directors of Slavie Federal Savings Bank may also authorize discretionary payments to one or more Directors or the entire Board of Directors as a result of outstanding service.

All directors of SFSB, Inc. and Slavie Federal Savings Bank are entitled to reimbursement for reasonable expenses incurred on behalf of SFSB, Inc. and Slavie Federal Savings Bank.

The Director Compensation Policy provides that unless and until SFSB, Inc. becomes actively involved in additional businesses other than owning all the capital stock of Slavie Federal Savings Bank, no separate cash compensation will be paid to the directors of SFSB, Inc. in addition to that paid to them by Slavie Federal Savings Bank in their capacities as directors of Slavie Federal Savings Bank. SFSB, Inc. may determine in the future that such separate cash compensation is appropriate.

The Director Compensation Policy provides that the policy may be changed from time to time.

EXECUTIVE COMPENSATION

Executive Compensation

Summary Compensation Table. The following table sets forth, for the year ended December 31, 2004, certain information as to the total remuneration paid by Slavie Federal Savings Bank to its president and chief executive officer, as well as to the other executive officers of Slavie Federal Savings Bank who received salary and bonus in excess of $100,000 in 2004.

	Annual Compensation (1)						Other Annual Compensation	All Other Compensation
Name And Principal Position	Year	Salary			Bonus
Philip E. Logan, Chairman, President and Chief Executive Officer	2004 2003	$ $	136,750 115,713	(2) (2)	$ $	9,594 5,616	—	$ $	6,779 7,047	(3) (3)

Charles E. Wagner, Jr., Senior Vice President, Chief Lending Officer and Secretary	2004 2003		$108,550 101,550	(4) (4)	$ $	7,052 6,880	—	$ $	12,716 12,130	(5) (5)

(1)	Summary compensation information is excluded for the fiscal years ended December 31, 2002, as we were not a public company during that year and not required to provide information regarding that year in any filing with the Securities and Exchange Commission.

(2)	Includes director fees of $26,750 during 2004 and director fees of $20,100 during 2003.

(3)	Amount disclosed represents matching funds under Slavie Federal Savings Bank’s 401(k) plan ($2,100), group life, disability and accidental death insurance benefits ($1,497) and health insurance benefits ($3,182) during 2004. Amount disclosed represents matching funds under Slavie Federal Savings Bank’s 401(k) plan ($2,012), group life, disability and accidental death insurance benefits ($1,477) and health insurance benefits ($3,558) during 2003.

(4)	Includes director fees of $26,750 and $4,800 for service as secretary of Slavie Federal Savings Bank during 2004 and director fees of $20,100 and $4,050 for service as secretary of Slavie Federal Savings Bank during 2003.

(5)	Amount disclosed represents matching funds under Slavie Federal Savings Bank’s 401(k) plan ($2,607), group life, disability and accidental death insurance benefits ($1,409) and health insurance benefits ($8,700) during 2004. Amount disclosed represents matching funds under Slavie Federal Savings Bank’s 401(k) plan ($1,575), group life, disability and accidental death insurance benefits ($1,270) and health insurance benefits ($9,285) during 2003.

Slavie Federal Savings Bank currently pays a $12,000 per year retirement benefit ($1,000 per month) to its former president, Roger Schueler. Mr. Schueler retired in 2000. The benefit terminates when Mr. Schueler receives an aggregate of $120,000. If Mr. Schueler were to die prior to receiving the full $120,000, the remaining amount owed would be paid to his estate. Through March 31, 2005, we had paid $51,000 of the amount due Mr. Schueler. In May 2001, Slavie Federal Savings Bank purchased an approximately $89,000 annuity contract to fund this liability. As of December 31, 2004, the value of the annuity contract was $51,640.

Employment Agreements

Slavie Federal Savings Bank has entered into employment agreements with Philip E. Logan, Charles E. Wagner, Jr. and Sophie T. Wittelsberger.

Pursuant to Mr. Logan’s employment agreement, he will continue to serve as the president and chief executive officer of Slavie Federal Savings Bank. The term of the agreement initially is two years; however, commencing on the first anniversary date of the agreement and continuing on each anniversary date thereafter, the disinterested members of the board of directors or a committee of disinterested directors will conduct an annual review of Mr. Logan’s performance for purposes of determining whether to extend the agreement an additional year such that the remaining term of the agreement shall again be two years. If the directors do not extend the agreement, then Mr. Logan’s employment agreement will terminate at the end of one year following such anniversary date. Mr. Logan’s employment also will terminate upon the events described below.

The agreement provides for an initial annual salary of $110,000, subject to annual increases as may be determined by the board of directors. In February 2005, the compensation committee of the board of directors increased Mr. Logan’s annual compensation, effective January 1, 2005, to $115,000 per year. Mr. Logan may receive an annual bonus to be determined by the compensation committee of the board of directors. In February 2005, the compensation committee of the board of directors determined that Mr. Logan was entitled to a bonus of $11,000 for service during 2004.

The agreement terminates upon Mr. Logan’s death, permanent disability, or by mutual written agreement. In addition, Mr. Logan may terminate the agreement for good reason as described in the agreement. Slavie Federal Savings Bank may terminate the agreement for certain events constituting cause as described in the agreement. Slavie Federal Savings Bank may also terminate the agreement at any time without cause provided that Slavie Federal Savings Bank provides sixty days prior written notice to Mr. Logan.

If Mr. Logan terminates the agreement for good reason, or if Slavie Federal Savings Bank terminates Mr. Logan’s employment without cause, Mr. Logan will receive severance pay for the remainder of the term as defined in the agreement equal to Mr. Logan’s current cash compensation. In addition, Slavie Federal Savings Bank will continue to maintain Mr. Logan’s health insurance coverage for the remainder of the term of the agreement.

If Mr. Logan is terminated without cause or terminates his employment for good reason in connection with or after a change in control, he is entitled, instead of the severance payment described above, to a single payment equal to 2.99 times his average annual compensation over the prior five years.

Pursuant to the employment agreement, a “change in control” will occur if:

•	any person or persons acting in concert acquires, whether by purchase, assignment, transfer, pledge or otherwise (including as a result of a redemption of securities), then outstanding voting securities of either Slavie Federal Savings Bank or SFSB, Inc., if, after the transaction, the acquiring person (or persons) owns, controls or holds with power to vote twenty-five percent (25%) or more of any class of voting securities of Slavie Federal Savings Bank or SFSB, Inc., as the case may be;

•	within any twelve-month period (beginning on or after the effective date of the employment agreement) the persons who were directors of either Slavie Federal Savings Bank or SFSB, Inc. immediately before the beginning of such twelve-month period (the “Incumbent Directors”) cease to constitute at least a majority of such board of directors; provided that any director who was not a director as of the effective date of the employment agreement will be deemed to be an Incumbent Director if that director was elected to such board of directors by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors;

•	the stockholders of either Slavie Federal Savings Bank or SFSB, Inc. approve a reorganization, merger or consolidation with respect to which persons who were the stockholders of either Slavie Federal Savings Bank or SFSB, Inc., as the case may be, immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than fifty percent (50%) of the combined voting power entitled to vote in the election of directors of the reorganized, merged or consolidated company’s then outstanding voting securities; or

•	all or substantially all of the assets of Slavie Federal Savings Bank or SFSB, Inc. are sold, transferred or assigned to any third party.

A change in control shall not be deemed to have occurred: (1) after the completion of the initial public offering of the common stock of SFSB, Inc.; or (2) upon the conversion of Slavie Bancorp, MHC to stock form, or in connection with any reorganization used to effect such a conversion.

Mr. Wagner’s employment agreement states that he will continue to serve as the Senior Vice President and Chief Lending Officer of Slavie Federal Savings Bank. The agreement provides for an initial annual salary of $77,000, subject to annual increases as may be determined by the board of directors. In February 2005, the compensation committee of the board of directors increased Mr. Wagner’s annual compensation, effective January 1, 2005, to $80,000 per year. Mr. Wagner may receive an annual bonus to be determined by the compensation committee of the board of directors. In February 2005, the compensation committee of the board of directors determined that Mr. Wagner was entitled to an annual bonus of $7,700 for service during 2004. All of the other terms of Mr. Wagner’s employment agreement are identical to those in Mr. Logan’s employment agreement, except, if Mr. Wagner is terminated or terminates his employment for good reason in connection with or after a change in control, he is entitled to a single payment equal to 2.50 times his average annual compensation over the prior five years.

Mrs. Wittelsberger’s employment agreement states that she will continue to serve as a Vice President and the Chief Operating Officer of Slavie Federal Savings Bank. The agreement provides for an initial annual salary of $60,000, subject to annual increases as may be determined by the board of directors. In February 2005, the compensation committee of the board of directors increased Ms. Wittelsberger’s annual compensation, effective January 1, 2005, to $66,000 per year. Mr. Wittelsberger may receive an annual bonus to be determined by the compensation committee of the board of directors. In February 2005, the compensation committee of the board of directors determined that Ms. Wittelsberger was entitled to an annual bonus of $6,000 for service during 2004. All of the other terms of Mrs. Wittelsberger’s employment agreement are identical to those in Mr. Logan’s employment agreement, except, if Mrs. Wittelsberger is terminated or terminates her employment for good reason in connection with or after a change of control, she is entitled to a single payment equal to 2.00 times her average annual compensation over the prior five years.

Information Regarding Executive Officers Who are Not Directors

Executive Officers

Thomas M. Esposito, 48, is a Vice President – Commercial Lending at Slavie Federal Savings Bank. He has served in that capacity since April 2004. From April 1996 to May 2001, Mr. Esposito was an Assistant Vice President of Commercial Lending at The Columbia Bank. From May 2001 to August 2002, Mr. Esposito left banking to work as a self-employed auto mechanic. Mr. Esposito reentered the banking industry in August 2002 as a portfolio manager in the commercial lending division of Allfirst Bank in Baltimore, Maryland. Allfirst has since been acquired by M&T Bank. Mr. Esposito remained at Allfirst until April 2003, when he became a Vice President of Commercial Lending and the CRA Officer at Bradford Bank.

Ronald W. Robinson, 59, is the Chief Financial Officer of SFSB, Inc. and Slavie Federal Savings Bank. He has served in that capacity since January 2004. Mr. Robinson joined Slavie Federal Savings Bank in August 2003 as its Controller. From July 2003 to August 2003, Mr. Robinson served as Controller for Valley Bank of Maryland. Mr. Robinson served as a staff accountant for Severn Savings Bank from March 2003 to July 2003. From July 1990 to February 2003, Mr. Robinson was Treasurer of Wyman Park Federal Savings & Loan.

Sophie T. Wittelsberger, 45, is a Vice President and the Chief Operating Officer of Slavie Federal Savings Bank. She has served as a Vice President since January 2001 and as Chief Operating Officer since January 2004. Mrs. Wittelsberger joined Slavie Federal Savings Bank in June 1997 as Controller.

The officers of SFSB, Inc. and Slavie Federal Savings Bank are elected annually by the respective Boards of Directors following the annual meeting of stockholders and serve for terms of one year or until their successors are duly elected and qualified except where a longer term is expressly provided in an employment contract duly authorized and approved by the Board of Directors. See “Executive Compensation - Employment Agreements.”

Employee Stock Ownership Plan

On December 30, 2004, we implemented an employee stock ownership plan in connection with Slavie Federal Savings Bank’s reorganization into the mutual holding company structure. Employees who are at least 21 years old with at least one year of employment with Slavie Federal Savings Bank are eligible to participate.

As part of the reorganization and stock offering, the employee stock ownership plan trust borrowed $1,166,300 from SFSB, Inc. and used those funds to purchase 116,630 shares of common stock of SFSB, Inc. Collateral for the loan is the common stock purchased by the employee stock ownership plan. The loan will be repaid principally from Slavie Federal Savings Bank’s discretionary contributions to the employee stock ownership plan over a period of up to 20 years. The loan documents provide that the loan may be repaid over a shorter period, without penalty for prepayments.

Pursuant to the loan documents, payment of the principal amount of the loan shall be made in equal annual installments of $58,315. The first payment of principal shall be made on December 30, 2005 and, unless the principal is paid in full by an earlier date, every December 30th thereafter until December 30, 2024. Interest accrues on the outstanding principal amount at a variable rate of interest, adjusted monthly, as of the first day of each month while the principal amount remains outstanding, equal to the prime rate, as defined in the “money rates” section of the The Wall Street Journal. Interest is computed on an annual basis.

The shares of comment stock purchased by the employee stock ownership plan are held in a suspense account for allocation among participants as the loan is repaid. Contributions to the employee stock ownership plan and shares released from the suspense account in an amount proportional to the repayment of the employee stock ownership plan loan are allocated among employee stock ownership plan participants. Such allocation are based on the ratio of the compensation earned by the employee while a plan participant in the year of allocation to the total compensation earned by all employees while plan participants in the year of allocation. Participants in the plan are not vested in any amount in their accounts before they have completed five years of service. Upon the completion of five years of service, the account balances of participants within the plan become 100% vested. Credit is given for years of service with Slavie Federal Savings Bank’s mutual predecessor prior to the adoption of the plan. A participant’s interest in his account under the plan also fully vests in the event of termination of service due to a participant’s early or normal retirement, death, disability, or upon a change in control (as defined in the plan). Vested benefits are payable in the form of common stock and/or cash.

Slavie Federal Savings Bank’s contributions to the employee stock ownership plan are discretionary, subject to the loan terms and tax law limits. Therefore, benefits payable under the employee stock ownership plan cannot be estimated. Pursuant to SOP 93-6, we are required to record compensation expense each year in an amount equal to the fair market value of the shares released from the suspense account. In the event of a change in control (as defined in the plan), the employee stock ownership plan will terminate and participants will become fully vested in their account balances, which will be paid to them.

Messrs. Drechsler, Logan and Wise serves as trustees of the employee stock ownership plan. Under the plan, the trustees generally must vote all shares allocated to the participants’ accounts in accordance with the instructions of the participants. Unallocated shares and allocated shares for which the participants do not give voting instructions will generally be voted by the trustees. Voting with respect to allocated and unallocated shares are subject to the requirements of applicable law and the fiduciary duties of the trustees.

The employee stock ownership plan is subject to the requirements of the Employee Retirement Income Security Act of 1974, and the regulations of the Internal Revenue Service and the Department of Labor.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under the federal securities laws, SFSB, Inc.’s directors and executive officers and persons holding more than ten percent of the outstanding shares of common stock are required to report their ownership and changes in such ownership to the Securities and Exchange Commission and SFSB, Inc. Based solely on its review of the copies of such reports, SFSB, Inc. believes that, for the year ended December 31, 2004, all Section 16(a) filing requirements applicable to SFSB, Inc.’s officers, directors and greater than ten percent shareholders were complied with on a timely basis.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In the ordinary course of business, Slavie Federal Savings Bank makes loans available to its directors and officers. These loans are made in the ordinary course of business on substantially the same terms, including interest rate and collateral, as comparable loans to other borrowers. Federal regulations permit Slavie Federal Savings Bank to make loans to executive officers and directors at reduced rates or different terms than those offered to the general public if the loan is made under a program generally available to all other employees and does not give preference to any executive officer or director over any other employee. Currently, Slavie Federal Savings Bank does not have a special loan program for employees.

Loans made to directors or executive officers must be approved by a majority of disinterested members of the loan committee and ratified by a majority of disinterested members of the board of directors. Management believes that the loans to directors and officers neither involve more than the normal risk of collectibility nor present other unfavorable features. As of December 31, 2004, there were a total of ten loans to directors and officers with a total balance of $1,077,576. As of December 31, 2003, there were a total of five loans to directors and officers with a total balance of $766,892.

Since August 2003, Mr. Brown has provided Slavie Federal Savings Bank with real estate consulting services. For the year ended December 31, 2004 and 2003, Slavie Federal Savings Bank paid Mr. Brown $4,670 and $8,167 for these services.

In June 2004, Slavie Federal Savings Bank closed the sale of its ground rent portfolio to an entity controlled by Mr. Brown for $54,300 and recognized a loss on the sale of $102,166. The purchase price for the sale was based upon the amount that Slavie Federal Savings Bank would receive, after the payment of selling expenses, if Slavie Federal Savings Bank were to sell the portfolio for its appraised value (based on an appraisal Slavie Federal Savings Bank received from an independent appraisal firm). The sale was approved by Slavie Federal Savings Bank’s board of directors, other than Mr. Brown and Mr. Drechsler (who has served as counsel to Mr. Brown on unrelated matters), including our independent directors - Mr. Blight, Mr. Stahl and Mr. Wise.

Mr. Drechsler currently serves as Slavie Federal Savings Bank’s general counsel through Kearny Drechsler, LLC, of which Mr. Drechsler is a 50% owner. Through other firms, Mr. Drechsler has served as Slavie Federal Savings Bank’s general counsel since 2000. For the year ended December 31, 2004 and 2003, Slavie Federal Savings Bank paid Mr. Drechsler’s law firm $7,899 and $10,281 for legal services. Through Universal Title, LLC, Mr. Drechsler also provides settlement related services to borrowers in connection with loans originated by Slavie Federal Savings Bank. In those circumstances, Universal Title, LLC is compensated by the borrower. For the year ended December 31, 2004 and 2003, borrowers paid Universal Title, LLC $169,039 and $266,509 for those services.

Our board of directors does not believe that our transactions with Mr. Brown or Mr. Drechsler are material to our operations. Our board of directors also believes that the terms of these transactions are no less favorable to Slavie Federal Savings Bank than those that could be obtained from unaffiliated third parties.

PROPOSAL II

RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors has ratified and confirmed the Audit Committee’s selection of Beard Miller Company LLP as SFSB, Inc.’s independent public accountants for 2005, subject to ratification by the stockholders. Beard Miller Company LLP has served as Slavie Federal Savings Bank’s independent public accountants since 2003 and is considered by the Audit Committee and management to be well qualified. No qualified opinions have been issued during such engagement.

A representative of Beard Miller Company LLP will be present at the Annual Meeting to respond to appropriate questions and to make a statement if he or she desires to do so.

A majority of votes cast at the meeting is required for approval of this proposal. Abstentions and broker non-votes will have no effect on the vote for this proposal.

The Board of Directors recommends that stockholders vote “FOR” the ratification of the appointment of Beard Miller Company LLP as independent public accountants for 2005.

AUDIT COMMITTEE REPORT

The Audit Committee has (1) reviewed and discussed SFSB, Inc.’s audited financial statements with SFSB, Inc.’s management and representatives of Beard Miller Company LLP, the independent auditors; (2) discussed with Beard Miller Company LLP all matters required to be discussed by SAS No. 61, as modified or supplemented; and (3) has received the written disclosures and the letter from Beard Miller Company LLP required by Independence Standards Board Standard No. 1, as modified or supplemented and has discussed with Beard Miller Company LLP the independence of Beard Miller Company LLP. Based on its review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements for the year ended December 31, 2004 be included in SFSB, Inc.’s Annual Report on Form 10-KSB for the last fiscal year.

Audit Committee:

By:	Robert M. Stahl, Chairman
Leonard M. Blight, Jr
James D. Wise

Audit and Non-Audit Fees

The following table presents fees for professional audit services rendered by Beard Miller Company LLP for the audit of SFSB, Inc.’s annual consolidated financial statements for the year ended December 31, 2004 and the audit of Slavie Federal Savings Bank’s annual consolidated financial statements for the year ended December 31, 2003, and fees billed for other services rendered by Beard Miller Company LLP during those periods.

	Year Ended December 31
	2004	2003
Audit Fees(1)	$94,500	$22,920
Audit Related Fees(2)	—	—
Tax Fees(3)	5,200	5,200
All Other Fees(4)	—	—
Total	$99,700	$28,120

(1)	Audit Fees consist of fees billed for professional services rendered for the audit of the SFSB, Inc.’s consolidated (or Slavie Federal Savings Bank’s) annual financial statements and review of the interim consolidated financial statements included in quarterly reports, and services that are normally provided by Beard Miller Company LLP in connection with statutory and regulatory filings or engagements. In 2004, these fees included costs affiliated with reviews and advisory services related to the stock offering.

(2)	Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of SFSB, Inc.’s consolidated (or Slavie Federal Savings Bank’s) financial statements and are not reported under “Audit Fees.”

(3)	Tax Fees consist of fees billed for professional services rendered for federal and state tax compliance, tax advice and tax planning.

(4)	All Other Fees would normally consist of fees for services other than the services reported above.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor

Before the accountant is engaged by SFSB, Inc. or Slavie Federal Savings Bank to render any audit or non-audit services, the engagement is approved by SFSB, Inc.’s audit committee.

SHAREHOLDER COMMUNICATIONS

If you would like to contact SFSB, Inc.’s Board of Directors, including a committee of the Board of Directors, you can send an email to c.wagner@slavie.com, or write to the following address: Board of Directors, c/o Corporate Secretary, SFSB, Inc., 1614 Churchville Road, Bel Air, Maryland 21015

The Secretary will compile all communications and submit them to the Board of Directors or the individual Directors on a periodic basis. Communications may be made anonymously and/or confidentially.

SHAREHOLDER PROPOSALS

In order to be included in the proxy materials for SFSB, Inc.’s 2006 Annual Meeting, shareholder proposals submitted to SFSB, Inc. in compliance with SEC Rule 14a-8 (which concerns shareholder proposals that are requested to be included in a company’s proxy statement) must be received in written form at SFSB, Inc.’s executive offices on or before December 20, 2005. In order to curtail controversy as to compliance with this requirement, shareholders are urged to submit proposals to the Secretary of SFSB, Inc. by Certified Mail—Return Receipt Requested.

In addition to any other applicable requirements, for nominations for election to the board of directors outside of the procedures established in the charter of the Nominating Committee of SFSB, Inc. and even if the proposal is not to be included in the proxy statement, pursuant to SFSB, Inc.’s bylaws, the shareholder must give notice in writing to the Secretary of SFSB, Inc. at least 15 days before the date of the annual meeting. For the 2005 annual meeting, such notice must be received by the Secretary of SFSB, Inc. by May 4, 2005.

Pursuant to SFSB, Inc.’s bylaws, stockholder proposals at the annual meeting (other than nominations), even if the proposal is not to be included in the proxy statement, will only be considered at the annual meeting if the stockholder submits notice of the proposal to the Secretary of SFSB, Inc. at least five days before the date of the annual meeting. The notice must contain (a) a brief description of the proposal desired to be brought before the annual meeting, and (b) the business, as well as the name and address of such stockholder and the class and number of shares which are owned of record by such stockholder. For the 2005 annual meeting, such notice must be received by the Secretary of SFSB, Inc. by May 14, 2005.

ANNUAL REPORT

A COPY OF SFSB, INC.’S ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-KSB FOR THE PERIOD ENDED DECEMBER 31, 2004, INCLUDING FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, WILL BE FURNISHED BY MANAGEMENT TO ANY BENEFICIAL OWNER OF ITS SECURITIES WITHOUT CHARGE UPON RECEIPT OF A WRITTEN REQUEST FROM SUCH PERSON. REQUESTS IN WRITING SHOULD BE DIRECTED TO SFSB, INC. C/O CORPORATE SECRETARY, 1614 CHURCHVILLE ROAD, BEL AIR, MARYLAND 21015. EACH REQUEST MUST SET FORTH A GOOD FAITH REPRESENTATION THAT, AS OF APRIL 8, 2005, THE RECORD DATE FOR THE ANNUAL MEETING, THE PERSON MAKING THE REQUEST WAS A BENEFICIAL OWNER OF SECURITIES ENTITLED TO VOTE AT SUCH MEETING.

OTHER BUSINESS

The management of the SFSB, Inc. does not intend to present any other matters for action at the Annual Meeting, and the Board of Directors has not been informed that other persons intend to present any matters for action at the Annual Meeting. However, if any other matter should properly come before the Annual Meeting, the persons named in the accompanying form of proxy intend to vote thereon, pursuant to the proxy, in accordance with their judgment of the best interests of SFSB, Inc.

By order of the Board of Directors

/s/ Philip E. Logan
April 18, 2005	Philip E. Logan,
President, Chief Executive Officer and Chairman of the Board

Appendix A

CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF SFSB, INC.

I. Purpose

The purpose of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of SFSB, Inc. (the “Company”) is to assist the Board by monitoring:

1) the integrity of the financial statements of the Company;

2) the independent auditors’ qualifications and independence;

3) the performance of the Company’s and its subsidiaries’ internal audit function (if applicable) and independent auditors;

4) the Company’s system of internal controls;

5) the Company’s financial reporting and system of disclosure controls; and

6) the compliance by the Company with legal and regulatory requirements.

In addition to these purposes, the Committee will also prepare a report to be included in the Company’s annual proxy statement.

With respect to joint sessions of the Committee:

(a) The Committee may meet simultaneously as a committee of the Company and any subsidiary of the Company that does not have its own Audit Committee or which has its own audit committee the members of which are the same as the members of the Audit Committee, though it should hold separate sessions if necessary to address issues that are relevant to one entity but not the other(s) or to consider transactions between the entities or other matters where the Company and one or more subsidiaries may have different interests; and

(b) The Committee should consult with counsel, if, in the opinion of the Committee, any matter under consideration by the Committee has the potential for any conflict between the interests of the Company and those of the Company’s subsidiaries in order to ensure that appropriate procedures are established for addressing any such potential conflict and for ensuring compliance with the Company’s policies regarding any applicable laws, rules and regulations.

The Committee’s job is one of oversight as set forth in this charter. It is not the duty of the Committee to prepare the Company’s financial statements, to plan or conduct audits, or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles (“GAAP”). The Company’s management is responsible for preparing the Company’s financial statements and for maintaining internal controls, and the independent auditors are responsible for auditing the financial statements. Nor is it the duty of the Committee to assure compliance of the Company’s policies and procedures with applicable laws and regulations.

II. Membership

All members of the Committee will be members of, appointed by and serve at the discretion of the Board. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the Committee membership.

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The Committee shall consist of such number of members as may be determined by the Board. No member of the Committee shall be an officer, employee or consultant of the Company or any subsidiary or have any other relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a Committee member. Each member of the Committee shall be “independent” as defined by applicable law, SEC rules and regulations and any exchange or quotation system on or through which the Company’s common stock is traded (if any), each as they may be interpreted or amended from time to time (Applicable Law, Rules and Regulations”), except as otherwise permitted by Applicable Law, Rules and Regulations. At a minimum, the chair of the Committee shall have the ability to read and understand fundamental financial statements and a working familiarity with basic finance and accounting principles.

III. Meetings

Meetings of the Committee shall be held at least four times per year and from time to time as determined by the Board and/or the members of the Committee as circumstances dictate. At least two meetings will focus primarily on audit/financial issues and at least two meetings will focus primarily on ethics and business conduct issues. A majority shall constitute a quorum of the Committee. Written minutes should be kept of all such meetings. The Committee shall report its recommendations to the Board at the Board’s next scheduled meeting or as otherwise appropriate. The Committee members, or the Chair of the Committee on behalf of all of the Committee members, should communicate with management and the independent auditors on a quarterly basis in connection with their review of the Company’s financial statements. The Committee shall disclose in the Company’s proxy statement that the Committee is governed by the charter and include a copy in the proxy statement at least once every three years.

IV. Responsibilities and Duties

A.	Charter Review

•	Review and reassess the adequacy of this charter at least annually and recommend to the Board any proposed changes to this charter, and

•	Publicly disclose the charter and any such amendments at the times and in the manner as required by the SEC and/or any other regulatory body having authority over the Company and, to the extent required by Applicable Law, Rules and Regulations, post such charter and amendments on the Company’s website.

B.	Financial Reporting/Internal Controls

•	Review and discuss with the internal auditors (if any) and the independent auditors their respective annual audit plans, reports and the results of their respective audits;

•	Review and discuss with management, the Company’s Disclosure Committee and the independent auditors the Company’s quarterly financial statements and its Form 10-QSB (prior to filing the same as required by the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), including disclosures made in the section regarding management’s discussion and analysis and the results of the independent auditor’s reviews of the quarterly financial statements;

•

Review and discuss with management, the Company’s Disclosure Committee and the independent auditor’s the Company’s annual audited financial statements and its Form 10-KSB (prior to filing the same as required by the Exchange Act), including disclosures made

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in the section regarding management’s discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-KSB;

•	Review and discuss with management, the Company’s Disclosure Committee and, where appropriate, the independent auditors, the Company’s financial disclosures in its registration statements, press releases, earnings releases, current reports, real time disclosures, call reports or other public disclosures before the same are filed, posted, disseminated or released, including the use of “pro forma” or “adjusted” non-GAAP information, all reconciliations of the same, and any earnings guidance, as well as all financial information provided to rating agencies and/or securities analysts including presentations at industry, investor or other conferences;

•	Review and discuss with the Company’s Chief Executive Officer and Chief Financial Officer all matters such officers are required to certify in connection with the Company’s Form 10-QSB and 10-KSB or other filings or reports;

•	Discuss with management, the Company’s Disclosure Committee and the independent auditors significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, the development, selection and disclosure of critical accounting estimates and principles and the use thereof, and analyses of the effect of alternative assumptions, estimates, principles or generally accepted accounting principles (“GAAP”) methods on the Company’s financial statements;

•	Discuss with management and the independent auditors the effect of regulatory and accounting initiatives and off-balance sheet transactions on the Company’s financial statements, conditions or results and any necessary disclosures related thereto;

•	Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies;

•	Discuss with the independent auditors and management the audited financial statements including the matters required to be discussed by Statement of Auditing Standards No. 61;

•	Ensure that the Company’s independent auditors report to the Committee all of the Company’s critical accounting policies and procedures and alternative accounting treatments of financial information with GAAP that have been discussed with management, including the ramifications of the use of such alternative treatments and disclosures and the treatment preferred by the independent auditors;

•	Ensure that the Company’s independent auditors share with the Committee all material written communication between the auditors and management;

•	Discuss with the Company’s independent auditors, internal auditors (if any), and management (including the Company’s Disclosure Committee) their assessments of the adequacy of the Company’s internal controls and disclosure controls and procedures;

•	Assess whether management is resolving any internal control weaknesses diligently;

•	Discuss with the Company’s independent auditors, internal auditors (if any) and management (including the Company’s Disclosure Committee) as appropriate any weaknesses or

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deficiencies that any of the foregoing have identified relating to financial reporting, internal controls or other related matters and their proposals for rectifying such weaknesses or deficiencies;

•	Monitor the Company’s progress in promptly addressing and correcting any and all identified weaknesses or deficiencies in financial reporting, internal controls or related matters;

•	Receive periodic reports from the independent auditors and appropriate officers of the Company on significant accounting or reporting developments proposed by the Financial Accounting Standards Board, Public Company Accounting Oversight Board (PCAOB) or the SEC that may impact the Company; and

•	Receive periodic reports from independent auditors and appropriate officers of the Company on significant financial reporting, internal controls or other related matters of the Company’s subsidiaries.

C.	Independent Auditors

•	Hire, fire, compensate, review and oversee the work of the independent auditors (including resolution of disagreements between management and the auditors regarding financial reporting);

•	Review the experience, rotation and qualifications of the senior members of the independent auditors’ team;

•	Monitor the independence, qualification’s and performance of the independent auditors by, among other things:

1)	Obtaining and reviewing a report from the independent auditors at least annually regarding (a) the independent auditors’ internal quality-control procedures, (b) any material issues raised by the most recent quality-control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the same, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditors and the Company;

2)	Evaluating the qualifications, performance and independence of the independent auditors, including considering whether the auditor’s quality controls are adequate and whether the provision of any non-audit services is compatible with maintaining the auditor’s independence, and taking into account the opinions of management and the internal auditors (if any);

3)	Establishing and overseeing restrictions on the actions of directors, officers, or employees of the Company in illegally influencing, coercing, manipulating or misleading the Company’s independent auditors including violations of Rule 13b2-2 promulgated under the Exchange Act; and

4)	If so determined by the Committee, taking additional action to satisfy itself of the qualifications, performance and independence of the auditors.

•	Meet with the independent auditors prior to each annual audit to discuss the planning and staffing of the audit;

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•	Pre-approve all auditing services and permitted non-audit services to be performed for the Company by the independent auditors or any other auditing or accounting firm, except as provided in this paragraph. In no event shall the independent auditors perform any non-audit services for the Company which are prohibited by Section 10A(g) of the Exchange Act or the rules of the SEC or the Public Company Accounting Oversight Board (or other similar body as may be established from time to time). The Committee shall establish general guidelines for the permissible scope and nature of any permitted non-audit services in connection with its annual review of the audit plan and shall review such guidelines with the Board. Pre-approval may be granted by action of the full Committee or, in the absence of such Committee action, by the Committee Chair whose action shall be considered to be that of the entire Committee. Approvals of a non-audit service to be performed by the auditors and, if applicable, the guidelines pursuant to which such services were approved, shall be disclosed when required in the Company’s Exchange Act reports, if applicable;

•	Oversee the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit at least once every five years and considering whether, in order to assure continuing auditor independence, it is appropriate to rotate the auditing firm itself from time to time;

•	Recommend to the Board policies for the Company’s hiring of employees or former employees of the independent auditors who participated in any capacity in an audit of the Company, including in particular the prohibitions on employment under the Exchange Act, if applicable;

•	Ensure that the independent auditors have access to all necessary Company personnel, records or other resources.

D.	Internal Audit Function

•	Determine whether an internal audit function is necessary for the Company and, if applicable, oversee the appointment, performance and replacement of the Company’s senior internal audit executive and/or outside internal audit firm;

•	Review the internal audit plan and assess whether it is consistent with the Company’s needs (if applicable);

•	Review the significant reports to management prepared by the internal auditing department and management’s responses (if applicable);

•	Review and discuss with the internal auditors the results of their work (including their audit report) as well as their control risk assessment (if applicable);

•	Discuss with the independent auditors and approve the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit (if applicable); and

•	Ensure that the internal auditors have access to all necessary Company resources (if applicable).

E.	Compliance Oversight

•

Discuss with management and the internal auditors (if any) the Company’s processes regarding compliance with applicable laws and regulations and with the Company’s Code of Ethics for Senior Financial Officers and Code of Conduct, obtain reports from management,

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the Company’s senior outside internal auditing executive (if any) and the independent auditors regarding compliance by the Company and its subsidiary entities with applicable legal requirements (including suspicious activity reports and regulatory exam reports) and the Company’s Code of Ethics for Senior Financial Personnel and Code of Conduct and from time to time advise the Board of Directors with respect to the same. Obtain from the independent auditors any reports required to be furnished to the Committee under Section 10A of the Exchange Act or an assurance that Section 10A of the Exchange Act has not been implicated;

•	Review procedures designed to identify related party transactions that are material to the financial statements or otherwise require disclosure;

•	Establish procedures and require the Company to obtain or provide the necessary resources and mechanisms for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls and auditing matters, and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters;

•	Discuss with management and the independent auditors any correspondence with regulators or governmental agencies and any employee complaints or published reports which raise material issues regarding the Company’s financial statements or accounting policies or compliance with the Company’s Code of Ethics for Senior Financial Personnel or Code of Conduct;

•	Discuss with the Company’s counsel legal matters that may have a material impact on the financial statements and that may have an impact on the Company’s compliance policies; and

•	Where the Committee is performing the duties required by law to be performed by an audit committee for a subsidiary bank of the Company that does not have its own audit committee or where the members of such audit committee are the same as the members of the Audit Committee, review with management and the independent auditors the basis for the reports required to be filed by management and by the independent auditors with all bank regulatory authorities.

F.	General

•	Review and assess the quality and clarity of the information provided to the committee and make recommendations to management, the Company’s Disclosure Committee and the independent auditors as the Committee deems appropriate from time to time for improving such materials;

•	Form and delegate authority to subcommittees or members when appropriate;

•	Engage and compensate independent counsel and advisers, as the Committee deems necessary to carry out its duties;

•	Pay any and all administrative expenses of the Committee that are necessary or appropriate in carrying out its duties; and

•	Annually review the performance of the Committee.

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In performing their duties and responsibilities, Committee members are entitled to rely in good faith on information, opinions, reports or statements prepared or presented by:

•	One or more officers or employees of the Company whom the Committee member reasonably believes to be reliable and competent in the matters presented;

•	Counsel, independent auditors, or other persons as to matters which the Committee member reasonably believes to be within the professional or expert competence of such person; and

•	Another committee of the Board as to matters within its designated authority which committee the Committee member reasonably believes to merit confidence.

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Appendix B

CHARTER OF THE

NOMINATING COMMITTEE OF THE

BOARD OF DIRECTORS OF

SFSB, INC.

The purpose of the Nominating Committee (the “Committee”) is to assist the Board of Directors of SFSB, Inc. (the “Company”) in fulfilling its responsibility to its stockholders and the investing public by identifying individuals qualified to become directors of the Company and selecting, or recommending that the Board of Directors select, the candidates for all directorships to be filled by the Board of Directors or by the stockholders.

A.	Structure

1. The members of the Committee shall be appointed by the Board of Directors and shall consist of those members of the Board of Directors whose terms are not subject to expire at the next annual meeting of stockholders.

2. Unless a Chairman is elected by the Board of Directors, the members of the Committee shall designate a Chairman by majority vote of the full Committee. The Chairman will chair all regular sessions of the Committee and set the agendas for Committee meetings.

B.	Meetings

The Committee shall meet at least once annually, or more frequently as circumstances dictate. The Chairman of the Board of Directors or any member of the Committee may call meetings of the Committee. All meetings of the Committee may be held telephonically and the Committee may act by unanimous consent. Unless taken by unanimous consent, all Committee acts shall require the approval of a majority of the Committee membership.

All members of the Board of Directors who are not members of the Company’s management may attend meetings of the Committee but may not vote. Additionally, the Committee may invite to its meetings any director, Company management and such other persons as it deems appropriate in order to carry out its responsibilities. The Committee may also exclude from its meetings any persons it deems appropriate in order to carry out its responsibilities.

C.	Responsibilities

The Committee shall engage in the following activities:

1. Determine whether incumbent directors should stand for reelection to the Board of Directors.

In determining whether incumbent directors should stand for reelection, in addition to the factors described in paragraph 2 below, the Committee will review such directors’ overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and any transactions of such director with the Company during their term.

2. Identify and evaluate individuals, which individuals may be recommended by the Company’s management, believed to be qualified as candidates to serve on the Board of Directors.

1

In identifying and evaluating candidates for membership on the Board of Directors, the Committee shall take into account all factors it considers appropriate, which may include, without limitation: (a) ensuring that the Board of Directors, as a whole, is diverse and consists of individuals with various and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise (including, if determined by the Committee to be appropriate, expertise that could qualify a director as a “financial expert,” as that term is defined by the rules of the Securities and Exchange Commission), local or community ties and (b) minimum individual qualifications, including high moral character, mature judgment, familiarity with the company’s business and industry, independence of thought and an ability to work collegially. However the Committee retains the right to modify any or all of these factors from time to time.

The selection process for new members on the Board of Directors shall be as follows:

(a) Full Board of Directors identifies a need to add new Board member with specific criteria or to fill a vacancy on the Board.

(b) Chair of Committee or other designated Committee member initiates search seeking input from Board members and Company management, and hiring a search firm, if necessary.

(c) Candidate or slate of candidates that will satisfy specific criteria and/or otherwise qualify for membership on the Board, based on the factors described above, are identified and presented to the Committee.

(d) Chairman of the Board, the Company’s CEO and all or at least one member of the Committee interviews prospective candidate(s). Chair of Nominating Committee will keep the full Board of Directors informally informed of progress.

(e) Committee meets to consider and approve final candidate(s) (and conduct additional interview if deemed necessary) or recommend candidate(s) to the full Board of Directors.

3. Select the candidates for all directorships to be filled by the Board of Directors or by the stockholders at an annual or special meeting. Except in the case of a nominee substituted as a result of the death or other incapacity of a management nominee, the nominating committee shall deliver written nominations to the Secretary of the Company at least 20 days prior to the date of the annual meeting. Upon delivery, such nominations shall be posted in a conspicuous place in each office of the Company.

4. In the case of a director nominated to fill a vacancy on the Board of Directors due to an increase in the size of the Board of Directors, recommend to the Board of Directors the class of directors in which the director-nominee should serves.

5. Evaluate candidates for nomination to the Board of Directors who are recommended by a stockholder, subject to the following requirements. Stockholders who wish to recommend individuals for consideration by the Committee to become nominees for election to the Board may do so by submitting a written recommendation to the Secretary of the Company at 1614 Churchville Road, Bel Air, Maryland 21015. Submissions must include sufficient biographical information concerning the recommended individual, including age, five year employment history with employer names and a description of the employer’s business, whether such individual can read and understand basic financial statements and board memberships (if any), for the committee to consider. The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders. Recommendations received by a date not later than 120 calendar days before the date the Company’s proxy statement was released to stockholders in connection with the prior years annual meeting will be considered for nomination at that annual meeting (or not later than January 30, 2005 with respect to the first annual meeting of stockholders of the Company). Recommendations

2

received beyond that date will be considered for nomination at the annual meeting subsequent to the next annual meeting.

Stockholders also have the right to nominate candidates to serve on the Board of Directors pursuant to Article II, Section XIV of the Bylaws of the Company.

The Committee’s intent is not to alter the manner in which it evaluates candidates to the Board of Directors based on whether or not the candidate was recommended by a stockholder.

6. Conduct appropriate inquiries into the backgrounds and qualifications of possible director candidates.

7. Review and make recommendations, as the Committee deems appropriate, regarding the composition and size of the Board of Directors in order to ensure the Board of Directors has the requisite expertise and its membership consists of persons with sufficiently diverse and independent backgrounds.

These activities should serve as a guide and the Committee may carry out other activities and adopt additional policies and procedures as may be appropriate in light of changed circumstances. The Committee shall also carry out any other responsibilities and duties delegated to it by the Board of Directors from time to time.

The Committee is authorized to study or investigate any matter of interest or concern that the Committee deems appropriate and within its designated purpose and shall have the authority to retain (at the cost of the Company) and terminate outside counsel or other experts for this purpose.

D.	Reports

Minutes of each meeting shall be kept and distributed to each member of the Committee, members of the Board of Directors who are not members of the Committee and the Secretary of the Company. In addition, the Chairman of the Committee will report to the Board of Directors from time to time or whenever so requested by the Board. In addition, the Chairman of the Committee shall be available to answer any questions the other directors may have regarding the matters considered and actions taken by the Committee.

E.	Annual Performance Evaluation

The Committee shall perform a review and evaluation, at least annually, of its performance and the performance of its members, including by reviewing the Committee’s compliance with this Charter. In addition, the Committee shall review and reassess, at least annually, the adequacy of this Charter and recommend to the Board of Directors any improvements to this Charter that the Committee considers necessary or valuable. The Committee shall conduct such evaluations and reviews in such manner as it deems appropriate.

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SFSB, INC.

1614 Churchville Road

Bel Air, Maryland 21015

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Please complete, date, sign and mail the

detached proxy card in the enclosed postage-prepaid envelope.

DETACH PROXY CARD HERE

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this proxy will be voted “FOR ALL” of the two (2) Class A nominees for director, and “FOR” the ratification of the appointment of Beard Miller Company LLP.

If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, this proxy will be voted, to the extent legally permissible, by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting. The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement and Annual Report.

Signature _________________________________

Signature _________________________________

Date ________________________________, 2005

Please sign exactly as name (or names) appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized person.

SFSB, INC.

If you personally plan to attend the Annual Meeting of Stockholders please check the box below and list the names of attendees on the reverse side.

Return this stub in the enclosed envelope with your completed proxy card.

I/We do plan to attend the 2005 Annual Meeting.                    ☐

REVOCABLE PROXY – SFSB, INC.

Annual Meeting of Stockholders, May 19, 2005

The undersigned stockholder(s) of SFSB, Inc. (The “Company”), does (do) hereby constitute and appoint James D. Wise and/or Thomas J. Drechsler, and each of them, the true and lawful attorney of the undersigned with full power of substitution, to appear and act as the proxy or proxies of the undersigned at the Annual Meeting of Stockholders of the Company to be held at the Slavie Federal Savings Bank Community Room, 1614 Churchville Road, Bel Air, Maryland 21015, on May 19, 2005 at 4:30 p.m. and at any adjournment thereof, and to vote all the shares of the Company standing in the name of the undersigned, or which the undersigned may be entitled to vote, as fully as the undersigned might or could do if personally present, as set forth below. PLEASE MARK VOTE IN THE APPROPRIATE BOX IN THE FOLLOWING MANNER USING DARK INK ONLY.

1.	The election of two (2) Class A directors of SFSB, Inc.’s Board of Directors to serve until the annual meeting of stockholders in 2008.

01 02	Philip E. Logan Robert M. Stahl, II	FOR ALL	WITHHOLD FOR ALL	FOR ALL EXCEPT
		☐	☐	☐

INSTRUCTION: To withhold your vote for any individual nominee, insert that nominee’s name on the line provided below.

2.	To ratify the appointment of Beard Miller Company LLP as independent public accountants to audit the financial statements of SFSB, Inc. for 2005.

☐ FOR	☐ AGAINST	☐ ABSTAIN

For the reasons set forth in the Proxy Statement, the Board unanimously recommends that you vote FOR each of its nominees for director and FOR the ratification of the appointment of Beard Miller Company LLP.

IMPORTANT: Please vote, date and sign this proxy and return it in the enclosed postage prepaid envelope. Prompt return of your proxy will assure that your vote will be counted if you are unable to attend the Annual Meeting, but will not prevent you from voting in person.

PLEASE LIST

NAMES OF PERSONS ATTENDING

_____________________________________

_____________________________________

_____________________________________

_____________________________________